UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 26, 2015

FactSet Research Systems Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-11869	13-3362547
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

601 Merritt 7

Norwalk, Connecticut 06851

(Address of principal executive offices)

(203) 810-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of a Director

On February 26, 2015, Michael F. DiChristina, a member of the FactSet Research Systems Inc. Board of Directors, passed away at the age of 52. Mr. DiChristina joined FactSet in 1986 as a Software Engineer and served as the company’s Director of Software Engineering from 1990 to 1999. In 2000, Mr. DiChristina assumed the role of President and Chief Operating Officer until stepping down from active company management on October 1, 2009. He had been a member of FactSet’s Board of Directors since 2000. At the time of his passing, Mr. DiChristina did not own any FactSet securities.

Item 7.01 Regulation FD Disclosure

A copy of the Company’s press release announcing the matter described under Item 5.02 above is attached hereto and furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of FactSet Research Systems Inc., dated February 27, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FACTSET RESEARCH SYSTEMS INC. (Registrant)

Date: February 27, 2015	By:	/s/ Maurizio Nicolelli
Maurizio Nicolelli
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description of Document
99.1	Press Release of the Registrant, dated February 27, 2015